Summary of Significant Accounting Policies (Policies)	12 Months Ended
Nov. 30, 2020
Accounting Policies [Abstract]
Basis of Presentation	Basis of PresentationWe consolidate entities over which we have control, as typically evidenced by a voting control of greater than 50% or for which we are the primary beneficiary, whereby we have the power to direct the most significant activities and the obligation to absorb significant losses or receive significant benefits from the entity. We do not separately present our noncontrolling interests in the consolidated financial statements since the amounts are immaterial. For affiliates we do not control but where significant influence over financial and operating policies exists, as typically evidenced by a voting control of 20% to 50%, the investment is accounted for using the equity method.
Preparation of Financial Statements	Preparation of Financial StatementsThe preparation of our consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported and disclosed in our consolidated financial statements. The full extent to which the effects of COVID-19 will directly or indirectly impact our business, operations, results of operations and financial condition, including our valuation of goodwill and trademarks, impairment of ships, collectability of trade and notes receivables as well as provisions for pending litigation, will depend on future developments that are highly uncertain. We believe that we have made reasonable estimates and judgments within our financial statements and there may be changes to those estimates in future periods. Actual results may differ from the estimates used in preparing our consolidated financial statements. All material intercompany balances and transactions are eliminated in consolidation.
Cash and Cash Equivalents	Cash and Cash EquivalentsCash and cash equivalents include investments with maturities of three months or less at acquisition, which are stated at cost and present insignificant risk of changes in value.
Inventories	InventoriesInventories consist substantially of food, beverages, hotel supplies, fuel and retail merchandise, which are all carried at the lower of cost or net realizable value. Cost is determined using the weighted-average or first-in, first-out methods.
Property and Equipment
Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and any impairment charges. Depreciation is computed using the straight-line method over our estimates of useful lives and residual values, as a percentage of original cost, as follows:

	Years	Residual Values
Ships	30	15%
Ship improvements	3-30	0%
Buildings and improvements	10-40	0% or 10%
Computer hardware and software	2-12	0% or 10%
Transportation equipment and other	3-20	0% or 10%
Leasehold improvements, including port facilities	Shorter of the remaining lease term or related asset life (3-30)	0%

The cost of ships under construction include progress payments for the construction of new ships, as well as design and engineering fees, capitalized interest, construction oversight costs and various owner supplied items. We account for ship improvement costs, including replacements of certain significant components and parts, by capitalizing those costs we believe add value to our ships and have a useful life greater than one year and depreciating those improvements over their estimated remaining useful life. We have a capital program for the improvement of our ships and for asset replacements in order to enhance the effectiveness and efficiency of our operations; to comply with, or exceed, all relevant legal and statutory requirements related to health, environment, safety, security and sustainability; and to gain strategic benefits or provide improved product innovations to our guests.

We capitalize interest as part of the cost of capital projects during their construction period. The specifically identified or estimated cost and accumulated depreciation of previously capitalized ship components are written-off upon retirement, which may result in a loss on disposal that is also included in other operating expenses. Liquidated damages received from shipyards as a result of late ship delivery are recorded as reductions to the cost basis of the ship.

The costs of repairs and maintenance, including minor improvement costs and expenses related to dry-docks, are charged to expense as incurred and included in other operating expenses. Dry-dock expenses primarily represent planned major maintenance activities that are incurred when a ship is taken out-of-service for scheduled maintenance.
We review our long-lived assets for impairment whenever events or circumstances indicate that the carrying amounts of these assets may not be recoverable. Upon the occurrence of a triggering event, the assessment of possible impairment is based on our ability to recover the carrying value of our asset from the asset’s estimated undiscounted future cash flows. If these estimated undiscounted future cash flows are less than the carrying value of the asset, an impairment charge is recognized for the excess, if any, of the asset’s carrying value over its estimated fair value. The lowest level for which we maintain identifiable cash flows that are independent of the cash flows of other assets and liabilities is at the individual ship level. A significant amount of judgment is required in estimating the future cash flows and fair values of our cruise ships.
Goodwill and Other Intangibles
Goodwill and Other Intangibles

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in a business acquisition. We review our goodwill for impairment as of July 31 every year, or more frequently if events or circumstances dictate. All of our goodwill has been allocated to our reporting units. The impairment review for goodwill allows us to first assess qualitative factors to determine whether it is necessary to perform the more detailed quantitative goodwill impairment test. We would perform the quantitative test if our qualitative assessment determined it is more-likely-than-not that a reporting unit’s estimated fair value is less than its carrying amount. We may also elect to bypass the qualitative assessment and proceed directly to the quantitative test for any reporting unit. When performing the quantitative test, if the estimated fair value of the reporting unit exceeds its carrying value, no further analysis is required. However, if the estimated fair value of the reporting unit is less than the carrying value, goodwill is written down based on the difference between the reporting unit’s carrying amount and its fair value, limited to the amount of goodwill allocated to the reporting unit.

Trademarks represent substantially all of our other intangibles. Trademarks are estimated to have an indefinite useful life and are not amortizable but are reviewed for impairment at least annually and as events or circumstances dictate. The impairment review for trademarks also allows us to first assess qualitative factors to determine whether it is necessary to perform a more detailed quantitative trademark impairment test. We would perform the quantitative test if our qualitative assessment determined it was more-likely-than-not that the trademarks are impaired. We may also elect to bypass the qualitative assessment and proceed directly to the quantitative test. Our trademarks would be considered impaired if their carrying value exceeds their estimated fair value.
A significant amount of judgment is required in estimating the fair values of our reporting units.
Derivatives and Other Financial Instruments
Derivatives and Other Financial Instruments

We utilize derivative and non-derivative financial instruments, such as foreign currency forwards, options and swaps, foreign currency debt obligations and foreign currency cash balances, to manage our exposure to fluctuations in certain foreign currency exchange rates. We use interest rate swaps primarily to manage our interest rate exposure to achieve a desired proportion of fixed and floating rate debt. Our policy is to not use financial instruments for trading or other speculative purposes.

All derivatives are recorded at fair value. If a derivative is designated as a cash flow hedge, then the change in the fair value of the derivative is recognized as a component of AOCI until the underlying hedged item is recognized in earnings or the forecasted transaction is no longer probable. If a derivative or a non-derivative financial instrument is designated as a hedge of our net investment in a foreign operation, then changes in the effective portion of the fair value of the financial instrument are recognized as a component of AOCI to offset the change in the translated value of the designated portion of net investment being hedged until the investment is sold or substantially liquidated, while the impact attributable to components excluded from the assessment of hedge effectiveness is recorded in interest expense, net of capitalized interest, on a systematic and rational basis. For derivatives that do not qualify for hedge accounting treatment, the change in fair value is recognized in earnings.

We classify the fair value of all our derivative contracts as either current or long-term, depending on the maturity date of the derivative contract. The cash flows from derivatives treated as cash flow hedges are classified in our Consolidated Statements of Cash Flows in the same category as the item being hedged. Our cash flows related to fuel derivatives are classified within investing activities.
Derivative valuations are based on observable inputs such as interest rates and commodity price curves, forward currency exchange rates, credit spreads, maturity dates, volatilities, and cross currency basis spreads. We use the income approach to value derivatives for foreign currency options and forwards, interest rate swaps and cross currency swaps using observable market data for all significant inputs and standard valuation techniques to convert future amounts to a single present value amount, assuming that participants are motivated but not compelled to transact.
Foreign Currency Translation and Transactions
Foreign Currency Translation and Transactions

Each foreign entity determines its functional currency by reference to its primary economic environment. We translate the assets and liabilities of our foreign entities that have functional currencies other than the U.S. dollar at exchange rates in effect at the balance sheet date. Revenues and expenses of these foreign entities are translated at weighted-average exchange rates for the period. Equity is translated at historical rates and the resulting foreign currency translation adjustments are included as a component of AOCI, which is a separate component of shareholders’ equity. Therefore, the U.S. dollar value of the non-equity translated items in our consolidated financial statements will fluctuate from period to period, depending on the changing value of the U.S. dollar versus these currencies.

We execute transactions in a number of different currencies. At the date that the transaction is recognized, each asset, liability, revenue, expense, gain or loss arising from the transaction is measured and recorded in the functional currency of the recording entity using the exchange rate in effect at that date. At each balance sheet date, recorded monetary balances denominated in a currency other than the functional currency are adjusted using the exchange rate at the balance sheet date, with gains or losses recorded in other income or other expense, unless such monetary balances have been designated as hedges of net investments in our foreign entities. The net gains or losses resulting from foreign currency transactions were not material in 2020, 2019 and
2018. In addition, the unrealized gains or losses on our long-term intercompany receivables and payables which are denominated in a non-functional currency and which are not expected to be repaid in the foreseeable future are recorded as foreign currency translation adjustments included as a component of AOCI.
Revenue and Expense Recognition
Revenue and Expense Recognition

Guest cruise deposits are initially included in customer deposit liabilities when received. Customer deposits are subsequently recognized as cruise revenues, together with revenues from onboard and other activities, and all associated direct costs and expenses of a voyage are recognized as cruise costs and expenses, upon completion of voyages, with durations of ten nights or less and on a pro rata basis for voyages in excess of ten nights. The impact of recognizing these shorter duration cruise revenues and costs and expenses on a completed voyage basis versus on a pro rata basis is not material. Certain of our product offerings are bundled and we allocate the value of the bundled services and goods between passenger ticket revenues and onboard and other revenues based upon the estimated standalone selling prices of those goods and services. Guest cancellation fees, when applicable, are recognized in passenger ticket revenues at the time of cancellation.

Our sales to guests of air and other transportation to and from airports near the home ports of our ships are included in passenger ticket revenues, and the related costs of purchasing these services are included in transportation costs. The proceeds that we collect from the sales of third-party shore excursions are included in onboard and other revenues and the related costs are included in onboard and other costs. The amounts collected on behalf of our onboard concessionaires, net of the amounts remitted to them, are included in onboard and other revenues as concession revenues. All of these amounts are recognized on a completed voyage or pro rata basis as discussed above.

Passenger ticket revenues include fees, taxes and charges collected by us from our guests. A portion of these fees, taxes and charges vary with guest head counts and are directly imposed on a revenue-producing arrangement. This portion of the fees, taxes and charges is expensed in commissions, transportation and other costs when the corresponding revenues are recognized. These fees, taxes and charges included in commissions, transportation and other costs were $215 million in 2020, $659 million in 2019 and $615 million in 2018. The remaining portion of fees, taxes and charges are expensed in other operating expenses when the corresponding revenues are recognized.

Revenues and expenses from our hotel and transportation operations, which are included in our Tour and Other segment, are recognized at the time the services are performed.

Customer Deposits

Our payment terms generally require an initial deposit to confirm a reservation, with the balance due prior to the voyage. Cash received from guests in advance of the cruise is recorded in customer deposits and in other long-term liabilities on our Consolidated Balance Sheets. These amounts include refundable deposits. We have provided, and expect to continue to provide, flexibility to guests with bookings on sailings cancelled due to the pause in cruise operations by allowing guests to receive enhanced future cruise credits ("FCC") or to elect to receive refunds in cash. We have paid and expect to continue to pay cash refunds of customer deposits with respect to a portion of these cancelled cruises. The amount of cash refunds to be paid may depend on the level of guest acceptance of FCCs and future cruise cancellations. We record a liability for these FCCs only to the extent we have received cash from guests with bookings on cancelled sailings. We had customer deposits of $2.2 billion and $4.9 billion as of November 30, 2020 and 2019. The current portion of our customer deposits was $1.9 billion and $4.7 billion as of November 30, 2020 and 2019. These amounts include deposits related to cancelled cruises prior to the election of a cash refund by guests. Refunds payable to guests who have elected cash refunds are recorded in accounts payable. Due to the uncertainty associated with the duration and extent of COVID-19, we are unable to estimate the amount of the November 30, 2020 customer deposits that will be recognized in earnings compared to amounts that will be refunded to customers or issued as a credit for future travel. During 2020 and 2019, we recognized revenues of $3.2 billion and $4.3 billion related to our customer deposits as of November 30, 2019 and December 1, 2018. Historically, our customer deposits balance changes due to the seasonal nature of cash collections, the recognition of revenue, refunds of customer deposits and foreign currency translation.

Contract Receivables

Although we generally require full payment from our customers prior to or concurrently with their cruise, we grant credit terms to a relatively small portion of our revenue source. We also have receivables from credit card merchants for cruise ticket purchases and onboard revenue. These receivables are included within trade and other receivables, net.

Contract Assets
Contract assets are amounts paid prior to the start of a voyage, which we record as an asset within prepaid expenses and other and which are subsequently recognized as commissions, transportation and other at the time of revenue recognition or at the time of voyage cancellation.
Insurance	Insurance We use a combination of insurance and self-insurance to cover a number of risks including illness and injury to crew, guest injuries, pollution, other third-party claims in connection with our cruise activities, damage to hull and machinery for each of our ships, war risks, workers’ compensation, directors’ and officers’ liability, property damage and general liability for shoreside third-party claims. We recognize insurance recoverables from third-party insurers up to the amount of recorded losses at the time the recovery is probable and upon settlement for amounts in excess of the recorded losses. All of our insurance policies are subject to coverage limits, exclusions and deductible levels. The liabilities associated with crew illnesses and crew and guest injury claims, including all legal costs, are estimated based on the specific merits of the individual claims or actuarially estimated based on historical claims experience, loss development factors and other assumptions.
Selling and Administrative Expenses	Selling and Administrative ExpensesSelling expenses include a broad range of advertising, marketing and promotional expenses. Advertising is charged to expense as incurred, except for media production costs, which are expensed upon the first airing of the advertisement. Selling expenses totaled $348 million in 2020, $728 million in 2019 and $673 million in 2018. Administrative expenses represent the costs of our shoreside support, reservations and other administrative functions, and include salaries and related benefits, professional fees and building occupancy costs, which are typically expensed as incurred.
Share-Based Compensation	Share-Based CompensationWe recognize compensation expense for all share-based compensation awards using the fair value method. For time-based share awards, we recognize compensation cost ratably using the straight-line attribution method over the expected vesting period or to the retirement eligibility date, if earlier than the vesting period. For performance-based share awards, we estimate compensation cost based on the probability of the performance condition being achieved and recognize expense ratably using the straight-line attribution method over the expected vesting period. If all or a portion of the performance condition is not expected to be met, the appropriate amount of previously recognized compensation expense is reversed and future compensation expense is adjusted accordingly. For market-based share awards, we recognize compensation cost ratably using the straight-line attribution method over the expected vesting period. If the target market conditions are not expected to be met, compensation expense will still be recognized. We account for forfeitures as they occur.
Earnings Per Share	Earnings Per ShareBasic earnings per share is computed by dividing net income (loss) by the weighted-average number of shares outstanding during each period. Diluted earnings per share is computed by dividing net income (loss) by the weighted-average number of shares and common stock equivalents outstanding during each period. For earnings per share purposes, Carnival Corporation common stock and Carnival plc ordinary shares are considered a single class of shares since they have equivalent rights.
Accounting Pronouncements
Accounting Pronouncements

On December 1, 2019, we adopted the Financial Accounting Standards Board (the “FASB”) issued guidance, Leases, using the modified retrospective approach, which allows entities to either apply the new lease standard to the beginning of the earliest period presented or only to the consolidated financial statements in the period of adoption without restating prior periods. We have elected to apply the new guidance at the date of adoption without restating prior periods.

We have implemented changes to our internal controls to address the collection, recording, and accounting for leases in accordance with the new guidance. Upon adoption of the new guidance, the most material impact was the recognition of $1.4 billion of right-of-use assets and lease liabilities relating to operating leases, reported within operating lease right-of-use assets and long-term operating lease liabilities, with the current portion of the liability reported within current portion of operating lease liabilities, in our Consolidated Balance Sheet as of December 1, 2019. There was no cumulative effect of applying the new standard and accordingly there was no adjustment to our retained earnings upon adoption. This guidance had an immaterial impact on our Consolidated Statements of Income (Loss), Consolidated Statements of Comprehensive Income (Loss), Consolidated Statements of Cash Flows and the compliance with debt-covenants under our current agreements.
The FASB issued amended guidance, Compensation - Retirement Benefits - Defined Benefit Plans - General, which clarifies disclosure requirements for entities that sponsor defined benefit pension or other postretirement plans. This guidance eliminates requirements for certain disclosures that are no longer considered cost beneficial. Additionally, this guidance requires explanations of the reasons for material gains and losses related to changes in the defined benefit obligation for the period and any other material change in the benefit obligation or plan assets not otherwise apparent in disclosures. On November 30, 2020, we adopted this guidance using the retrospective method for each period presented. As a result, we are not required to present the amount in accumulated other comprehensive income that is expected to be recognized as components of net periodic benefit cost over the next fiscal year.

The FASB issued amended guidance, Intangibles - Goodwill and Other - Internal-Use Software, which requires a customer in a cloud computing arrangement that is a service contract to follow the internal-use software guidance to determine which implementation costs to capitalize as assets or expense as incurred. The expense related to deferred implementation costs is required to be presented in the same line item within the Consolidated Statements of Income (Loss) as the related hosting fees. Additionally, the payments for deferred implementation costs are required to be presented in the same line item in the Consolidated Statements of Cash Flows as payments for the related hosting fees. This guidance is required to be adopted by us in the first quarter of 2021 and we have elected to apply the guidance using a prospective approach. We do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

The FASB issued amended guidance, Financial Instruments - Credit Losses, which requires an entity to present the net amount expected to be collected for certain financial assets, including trade receivables. On initial recognition and at each reporting period, this guidance will require an entity to recognize an allowance that reflects the entity's current estimate of credit losses expected to be incurred over the life of the financial instrument. This guidance is required to be adopted by us in the first quarter of 2021 and will be applied prospectively with a cumulative-effect adjustment to retained earnings. We do not expect the adoption of this guidance to have a material impact on our consolidated financial statements.

The FASB issued guidance, Debt - Debt with Conversion and Other Options and Derivative and Hedging - Contracts in Entity's Own Equity, which simplifies the accounting for convertible instruments. This guidance eliminates certain models that require separate accounting for embedded conversion features, in certain cases. Additionally, among other changes, the guidance eliminates certain of the conditions for equity classification for contracts in an entity’s own equity. The guidance also requires entities to use the if-converted method for all convertible instruments in the diluted earnings per share calculation and include the effect of share settlement for instruments that may be settled in cash or shares, except for certain liability-classified share-based payment awards. This guidance is required to be adopted by us in the first quarter of 2023 and must be applied using either a modified or full retrospective approach. We are currently evaluating the impact this guidance will have on our consolidated financial statements.